EXHIBIT 12.(b)
                                                             --------------

                             TILSON INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of the Tilson Focus Fund and the Tilson Dividend Fund (the "Funds") of the Tilson Investment Trust on Form N-CSR for the period ended October 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Whitney R. Tilson, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: December 20, 2006   By: /s/ Whitney R. Tilson
                              ________________________________________
                              Whitney R. Tilson
                              Trustee, President and Principal Executive Officer Tilson Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

                             TILSON INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of the Tilson Focus Fund and the Tilson Dividend Fund (the "Funds") of the Tilson Investment Trust on Form N-CSR for the period ended October 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Glenn H. Tongue, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: December 29, 2006   By: /s/ Glenn H. Tongue
                              ________________________________________
                              Glenn H. Tongue
                              Vice President, Treasurer, and Principal Financial
                                Officer
                              Tilson Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.